EXHIBIT 10.23

AMENDMENT TO MGM MIRAGE FREESTANDING STOCK APPRECIATION

RIGHT AGREEMENT

This Amendment (this “Amendment”) is made and entered into as of June 30, 2011, between William J. Hornbuckle (the “Employee”) and MGM Resorts International (formerly MGM MIRAGE), a Delaware corporation (the “Company”).

WHEREAS, on October 4, 2010 the Company granted a SAR (as defined in the SAR Agreement (as defined below)) to the Employee under the Company’s Amended and Restated 2005 Omnibus Incentive Plan (the “Incentive Plan”) and a Freestanding Stock Appreciation Right Agreement (the “SAR Agreement”);

WHEREAS, on the date of grant of the SAR, the Employee had previously entered into that certain Employment Agreement entered into as of September 14, 2010, by and between MGM Resorts International and the Employee (the “Employment Agreement”) which contained certain terms relating to SARs;

WHEREAS, the Company has determined that the SAR Agreement did not reflect the Company’s intent with respect to the treatment of the SAR upon certain terminations of employment of the Employee; and

WHEREAS, the Company and the Employee desire to modify the terms of the SAR by amending the SAR Agreement;

NOW THEREFORE, the Company hereby amends the SAR Agreement as follows:

1. A new Section shall be added to the SAR Agreement as the last Section appearing prior to the signature page of the SAR Agreement which shall read as follows:

“Other Vesting; Additional Exercise Period. Notwithstanding anything to the contrary contained in this Agreement, the Employment Agreement entered into as of September 14, 2010, by and between MGM Resorts International and the Participant (the “Employment Agreement”) or otherwise,

A. with respect to any continued vesting and exerciseability of the SAR which the Participant may be eligible to receive under Section 10 of the Employment Agreement that is determined, in whole or in part, by reference to a period of inactive status (including, without limitation, during the term of an expired or superseded agreement, as applicable), the continued vesting and exercise period shall be determined, in whole or in part, as applicable, by reference to a period of inactive status, if any, as provided under the Participant’s employment agreement with the Company or any of its affiliates (including, without limitation, any Parent or Subsidiary) in effect as of the applicable date of determination; provided, that such period shall in no event exceed the term of the SAR as set forth in Section 3.1.A of this Agreement.

B. with respect to any accelerated vesting of the SAR which the Participant may be eligible to receive under Section 10 of the Employment Agreement that is calculated, in whole or in part, by reference to the remaining portion of the “Specified Term” (including, without limitation, during the term of an expired or superseded agreement, as applicable), the accelerated vesting shall be calculated, in whole or in part, as applicable, by reference to the remaining portion of the “Specified Term,” if any, of the Participant’s employment agreement with the Company or any of its affiliates (including, without limitation, any Parent or Subsidiary) in effect as of the applicable date of determination.”

2. Except as specifically amended hereby, the SAR Agreement shall remain in full force and effect as originally executed.

3. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, this Amendment to MGM Mirage Freestanding Stock Appreciation Right Agreement is hereby executed in Las Vegas, Nevada to be effective as of the date set forth above.

MGM RESORTS INTERNATIONAL

By:	/s/ John M. McManus
Name: John M. McManus
Title: Executive Vice President, General Counsel & Secretary

AMENDMENT TO WILLIAM J. HORNBUCKLE SAR AGREEMENT COVERING OCTOBER 4, 2010 SAR GRANT

IN WITNESS WHEREOF, this Amendment to MGM Mirage Freestanding Stock Appreciation Right Agreements is hereby executed in Las Vegas, Nevada to be effective as of the date set forth above.

/s/ William J. Hornbuckle
William J. Hornbuckle

AMENDMENT TO WILLIAM J. HORNBUCKLE SAR AGREEMENT COVERING OCTOBER 4, 2010 SAR GRANT